Litigation	12 Months Ended
Dec. 31, 2017
Litigation Disclosures [Abstract]
Litigation
 LITIGATION
The Progressive Corporation and/or its insurance subsidiaries are named as defendants in various lawsuits arising out of claims made under insurance policies written by our insurance subsidiaries in the ordinary course of business. We consider all legal actions relating to such claims in establishing our loss and loss adjustment expense reserves.
In addition, The Progressive Corporation and/or its insurance and other subsidiaries have been named as defendants in a number of class action or individual lawsuits that challenge certain of the operations of the subsidiaries. Other insurance companies face many of these same issues.
We describe litigation contingencies for which a loss is probable. In addition, we establish accruals for these lawsuits when we can reasonably estimate potential loss exposure, which may include a range of loss, and we will disclose such amount or range of loss if material. As to lawsuits for which the loss is considered probable but not estimable, we do not establish an accrual. Nevertheless, we continue to evaluate this pending litigation to determine if any losses not deemed probable and estimable become so, at which point we would establish an accrual at our best estimate of the loss or range of loss.
We also describe litigation contingencies for which a loss is reasonably possible (but not probable). When disclosing reasonably possible litigation contingencies, we will disclose the amount or range of possible loss, if we are able to make that determination and if material. We review all reasonably possible losses on an ongoing basis to determine whether the likelihood of incurring a loss has become probable, or whether the circumstances have changed such that we may now reasonably estimate a range of loss.
We may also be exposed to litigation contingencies that are remote. Remote litigation contingencies are those for which the likelihood of a loss is slight at period end. We do not disclose, or establish accruals for, remote litigation contingencies, but we evaluate these contingencies on an ongoing basis to determine whether the likelihood of a loss has increased.
Each year, certain of our pending litigation matters are brought to conclusion and/or settlement. Many of these concluded matters involve the same or similar fact patterns as the matters described below. For cases that have settled, but for which settlement is not complete, an accrual is established at our best estimate of the loss exposure. We regularly review these and other accruals to ensure they are adequate, and that there is not the possibility of material losses in excess of our accruals.
Settlements that are complete are fully reflected in our financial statements. The amounts accrued and/or paid for settlements during the periods presented were not material to our consolidated financial condition, cash flows, or results of operations.
The pending lawsuits summarized below are in various stages of development, and the outcomes are uncertain at this time. At period end, except to the extent an immaterial accrual has been established, we do not consider the losses from these pending cases to be both probable and estimable, and we are unable to estimate a range of loss at this time. It is not possible to determine loss exposure for a number of reasons, including, without limitation, one or more of the following: liability appears to be remote; putative class action lawsuits generally pose immaterial exposure until a class is actually certified, which, historically, has not been granted by the courts in the vast majority of our cases in which class certification has been sought; class definitions are often indefinite and preclude detailed exposure analysis; and complaints rarely state an amount sought as relief, and when such amount is stated, it is often a function of pleading requirements and may be unrelated to the potential exposure.
We plan to contest these suits vigorously, but may pursue settlement negotiations in some cases, if appropriate. In the event that any one or more of these cases results in a substantial judgment against, or settlement by, us or if our accruals (if any) prove to be inadequate, the resulting liability could have a material adverse effect on our consolidated financial condition, cash flows, and/or results of operations. Based on information currently known, we do not believe that the outcome of any pending cases described below will have a material impact on our consolidated financial condition, cash flows, and/or results of operations.
At December 31, 2017, pending lawsuits as described above that challenge certain of the operations of our subsidiaries included:

Lawsuits seeking class/collective action status:

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alleging we sell or charge insureds for illusory coverage or coverage lower than amounts allowed by law for personal injury protection (PIP) coverage and pay related claims at levels lower than allowed by law.

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challenging how physical damage claims are handled, adjusted and ultimately paid, including how we value total loss claims, the payment of fees and taxes associated with total losses, and the payment of diminution damages.

•	challenging our practice in Florida of adjusting PIP payments.

•	challenging our assessment of fees.

•	challenging our adjustment of medical bills submitted by insureds in medical claims.

•	challenging the manner in which we grant a discount for anti-theft devices.

•	challenging our claim settlement practices where the tortfeasor and the injured party are both Progressive insureds.

•	challenging general claim practices, such as those relating to subrogation, rental reimbursement, and setting off certain claim payments based on other coverages and payments.

•	challenging our payment and reimbursement practices to Medicare Advantage Plans on first party medical, PIP, and bodily injury claims.

•	alleging we improperly sell secondary PIP coverage to Medicare and Medicaid beneficiaries in New Jersey.

•	challenging our rating practices.

Lawsuits certified or conditionally certified as class/collective actions:

•	alleging that we undervalued total loss claims through the use of certain valuation tools.

•	alleging that we fail to provide proper uninsured motorist coverage.

•	challenging our practice in Florida of adjusting PIP payments.

•	alleging that we fail to pay overtime to certain employees who we classify as exempt from overtime pay requirements.

Individual lawsuits:

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challenging the estimation of physical damage and payment practices for physical damage repairs, and allegations of tortious interference with contract and insurance industry antitrust practice asserted by body shops outside our network program.

•	challenging, on a representative basis, certain of our pay practices.